Exhibit 10.5

AMENDMENT NO. 1 TO PROMISSORY NOTE

This Amendment No. 1 to Promissory Note (this "Amendment") is entered into as of September 10, 2026, by and between Dynamic Aerospace Systems Corporation, (formerly known as BrooQLy, Inc.), a Nevada corporation ("Borrower"), and Kent Wilson ("Lender"), and amends the Promissory Note issued by Borrower to Lender dated September 10, 2025 in the principal amount of Fifty-Four Thousand Dollars ($54,000.00) (the "Note"). Capitalized terms used but not defined herein have the meanings given to them in the Note.

1.    Extension of Maturity Date. The maturity date of the Note is hereby extended from September 10, 2026 to the earlier of (a) December 31, 2026 and (b) the Uplisting Payment Date; provided that if the Uplisting Event occurs on or before December 31, 2026, the maturity date shall be the Uplisting Payment Date. "Uplisting Event" means the first listing of Borrower's common stock on a national securities exchange, including NYSE American, the New York Stock Exchange, or The Nasdaq Stock Market. "Uplisting Payment Date" means the closing date of any public offering consummated in connection with the Uplisting Event or, if there is no such offering, the fifth (5th) business day following the Uplisting Event.

2.    Waiver. Lender waives any default, default interest, or other remedy arising from Borrower's non- payment of the Note on September 10, 2026.

3.    All Other Terms Unchanged. Except as expressly set forth in this Amendment, all terms and conditions of the Note, including the interest rate and the security interest securing the Note, remain unchanged and in full force and effect and are hereby ratified and confirmed.

4.    Counterparts. This Amendment may be executed in counterparts and by electronic signature, each of which shall be deemed an original.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

BORROWER:

DYNAMIC AEROSPACE SYSTEMS CORPORATION

By:  /s/ Jeff Hail

Name: Jeff Hail

Title: Chief Operating Officer

Date: October 16, 2026

LENDER:

   /s/ Kent Wilson

Name: Kent Wilson

Date: October 16, 2026

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